                                    Amendment to
                                      SCHEDULE 1

                      Lincoln National Money Market Fund, Inc.
             Separate Accounts of Lincoln National Life Insurance Company
                                Investing in the Fund
                                  As of May 1, 1999


LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT C

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT D

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT K

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT M

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT N

LINCOLN LIFE VARIABLE ANNUITY ACCOUNT Q

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT R

LINCOLN LIFE FLEXIBLE PREMIUM VARIABLE LIFE ACCOUNT S

LINCOLN NATIONAL VARIABLE ANNUITY ACCOUNT 53

                                    Amendment to
                                     SCHEDULE 2

                       Lincoln National Money Market Fund, Inc.
                              Variable Annuity Contracts
                         and Variable Life Insurance Policies
                            Supported by Separate Accounts
                                 Listed on Schedule 1
                                  As of May 1, 1999


MULTI FUND INDIVIDUAL VARIABLE ANNUITY

eANNUITY

EMANCIPATOR LIFE

MULTI FUND VARIABLE LIFE

VUL I

LINCOLN VUL

DELAWARE-LINCOLN CHOICE PLUS

GROUP MULTI FUND

SVUL I

LINCOLN SVUL

LINCOLN CVUL

MULTI FUND - NON-REGISTERED

IN WITNESS WHEREOF, each of the parties hereto has caused this Amendment to Schedules 1 and 2 to be executed in its name and behalf by its duly authorized officer on the date specified below.


                                        LINCOLN NATIONAL MONEY MARKET FUND, INC.


Date:      3/26/99                        By: /s/ Kelly D. Clevenger
      ------------------------                ----------------------------------
                                              Kelly D. Clevenger
                                              President and Chairman



                                        LINCOLN NATIONAL LIFE
                                        INSURANCE COMPANY


Date:      3/26/99                        By: /s/ Stephen H. Lewis
      ------------------------                ----------------------------------
                                              Stephen H. Lewis
                                              Senior Vice President